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                                                                  EXHIBIT 10.2.1

                                 FIRST AMENDMENT
                                       TO
                      TOTAL ENTERTAINMENT RESTAURANT CORP.
                        1997 DIRECTORS STOCK OPTION PLAN


                  1. The first sentence of Article IV of the Total Entertainment Restaurant Corp 1997 Directors Stock Option Plan (the "Plan"), is hereby amended by replacing it with the following sentence.

                           Subject to adjustment in accordance with Article IX hereof, an aggregate of 400,000 Shares of Common Stock, $0.01 par value ("Stock") of the Company shall be subject to the Plan.

                  2. Except as modified by Paragraph 1 above, the Plan shall remain in full force and effect.

                  3. The foregoing First Amendment to the Total Entertainment Restaurant Corp. 1997 Directors Stock Option Plan was duly adopted by the Board of Directors of Total Entertainment Restaurant Corp. (the "Company") on January 10, 2002, and approved by the Company's stockholders at the company's annual stockholder meeting on May 17, 2002.

                                              /s/ STEVEN M. JOHNSON
                                              ----------------------------------
                                              Steven M. Johnson, CEO